Exhibit 99.1

Press Release — For Immediate Release

April 18, 2011

Penns Woods Bancorp, Inc. Reports Record First Quarter 2011 Operating Earnings

Williamsport, PA — Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported that net income from core operations (“operating earnings”), which is a non-GAAP measure of net income excluding net securities gains and losses, increased to $2,770,000 for the three months ended March 31, 2011 compared to $2,450,000 for the same period of 2010.  Operating earnings per share for the three months ended March 31, 2011 were $0.72 basic and dilutive compared to $0.64 basic and dilutive for the same period of 2010 or an increase of 12.5%.  Operating earnings for the three months ended March 31, 2011 were positively impacted by continued emphasis on core deposit growth, an increasing net interest margin, and expense control.  A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in this paragraph to the comparable GAAP financial measures is included at the end of this press release.

Net income, as reported under U.S. generally accepted accounting principles, for the three months ended March 31, 2011 was $2,853,000 compared to $2,448,000 for the same period of 2010.  Results for the three month period ended March 31, 2011 compared to 2010 were impacted by an increase in after-tax securities gains of $85,000 (from a loss of $2,000 to a gain of $83,000).  Basic and dilutive earnings per share for the three months ended March 31, 2011 were $0.74 compared to $0.64 for the corresponding period of 2010.  Return on average assets and return on average equity were 1.65% and 16.62% for the three months ended March 31, 2011 compared to 1.42% and 14.31% for the corresponding period of 2010.

The net interest margin for the three months ended March 31, 2011 was 4.89% compared to 4.49% for the corresponding period of 2010.  Contributing to the increased net interest margin is the significant growth in lower cost core deposits, which has led to the average rate paid on interest bearing liabilities decreasing 50 basis points (bp) for the three months ended March 31, 2011 compared to the same period of 2010.  In addition, the average rate paid on time deposits decreased 58 bp for the three months ended March 31, 2011 compared to the same period of 2010.  The liability rate decreases are primarily the result of Federal Open Market Committee (FOMC) actions to maintain low interest rates in addition to lower cost core deposit growth to 64.9% of total deposits at March 31, 2011 compared to 58.4% at March 31, 2010.  The duration of the time deposit portfolio, which was shortened over the past several years, is now being lengthened due to the apparent bottoming or near bottoming of deposit rates.  FHLB long-term borrowings have been reduced by $15,000,000 since March 31,

2010 with cash on hand being utilized to pay off the borrowings.  An additional $10,500,000 of FHLB long-term borrowings at an average rate of 4.60% will be maturing during the latter part of 2011.  “We continue to manage the balance sheet to not only generate current returns, but to also prepare for a period of increasing interest rates.  Quality loans that possess a fair risk/return trade-off and complement the overall earning asset portfolio are being added to the portfolio.  The investment portfolio duration is being shortened with purchased bonds primarily having a final maturity of less than seven years.  On the liability side of the balance sheet we have been able to reduce borrowings due to continued growth in the deposit portfolio.  We have also taken actions to begin lengthening the time deposit portfolio with emphasis on time deposit maturities of greater than two years,” commented Richard A. Grafmyre, President and Chief Executive Officer of Penns Woods Bancorp, Inc.

Total assets decreased $2,418,000 to $693,337,000 at March 31, 2011 compared to March 31, 2010.  Net loans have remained stable from March 31, 2010 to 2011 as the economic environment has in general provided fewer loan opportunities.  Housing, transportation, and all other facets related to the Marcellus Shale natural gas exploration are creating loan opportunities and we are aggressively attempting to attract those loans that meet and/or exceed our credit standards.  The general economic issues of the state and nation are impacting our loan credit quality ratios, although we continue to compare favorably to other members of the financial industry.  Our nonperforming loans to total loans ratio has increased to 1.86% at March 31, 2011 from 0.56% at March 31, 2010.  The increase in nonperforming loans is primarily the result of an increase in commercial loan delinquencies.  The increase is centered on several loans that either are in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses.  Loan recoveries outpaced charges-offs for the three month period ended March 31, 2011 resulting in net recoveries of $5,000.  The allowance for loan losses was increased to 1.61% of total loans at March 31, 2011 due to the general economic uncertainty and an increase in nonperforming loans.  The investment portfolio increased $3,571,000 from March 31, 2010 to March 31, 2011 due to the purchase of short maturity bonds that have been utilized to reduce the portfolio duration and to provide current cash flow.

Deposits have grown 1.5% or $7,677,000 to $528,717,000 at March 31, 2011 compared to March 31, 2010, with core deposits (total deposits excluding time deposits) increasing $38,985,000.  “Our continued focus on customer service coupled with a shift to targeted marketing is the driving factors behind the deposit growth.  With a focus on building relationships, we have targeted money market accounts as a key building block.  This can be highlighted by the 14.1% growth in money market accounts and 12.8% growth in core deposits.  Over the past year, time deposits have decreased as we have taken a position of using these accounts as complementary accounts to core deposits.  To facilitate this strategy we are actively working single product time deposit relationships to create a solid relationship through the addition of other products to the customer’s portfolio,” commented Mr. Grafmyre.

Shareholders’ equity increased $1,026,000 to $68,998,000 at March 31, 2011 compared to March 31, 2010.   Accumulated other comprehensive loss increased by $3,286,000 as a result of an increase in unrealized losses on available for sale securities from an unrealized loss of $3,212,000 at March 31, 2010 to an unrealized loss of $6,005,000 at March 31, 2011.  Accumulated other comprehensive loss was also impacted by the change in net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan resulting in an increase in the net loss of $493,000.  The current level of shareholders’ equity equates to a book value per share of $17.99 at March 31, 2011 compared to $17.73 at March 31, 2010 and an equity to asset ratio of 9.95% at March 31, 2011 compared to 9.77% at March 31, 2010.  Excluding accumulated other comprehensive loss, book value per share was $20.18 at March 31, 2011 compared to $19.06 at March 31, 2010.  Dividends paid to shareholders were $0.46 for the three months ended March 31, 2011 and 2010.

“Our capital position continues to provide a solid foundation for organic growth, while also providing sufficient capital for opportunities that may arise.  We will continue to maintain a dividend policy and stock repurchase plan that follow our strategic plan, while maintaining a “well capitalized” regulatory capital position,” commented Mr. Grafmyre.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates twelve branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Richard A. Grafmyre, President and Chief Executive Officer
300 Market Street
Williamsport, PA 17701
	570-322-1111	e-mail: jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	March 31,
(In Thousands, Except Share Data)	2011	2010	% Change

ASSETS
Noninterest-bearing balances	$10,950	$20,335	-46.2%
Interest-bearing deposits in other financial institutions	554	89	522.5%
Total cash and cash equivalents	11,504	20,424	-43.7%

Investment securities, available for sale, at fair value	220,877	217,252	1.7%
Investment securities held to maturity (fair value of $53 and $108)	53	107	-50.5%
Loans held for sale	4,818	4,364	10.4%
Loans	412,093	409,919	0.5%
Less: Allowance for loan losses	6,640	4,864	36.5%
Loans, net	405,453	405,055	0.1%
Premises and equipment, net	7,634	8,013	-4.7%
Accrued interest receivable	3,638	3,531	3.0%
Bank-owned life insurance	15,640	15,062	3.8%
Investment in limited partnerships	4,040	4,756	-15.1%
Goodwill	3,032	3,032	0.0%
Deferred tax asset	11,554	9,069	27.4%
Other assets	5,094	5,090	0.1%
TOTAL ASSETS	$693,337	$695,755	-0.3%

LIABILITIES
Interest-bearing deposits	$433,439	$440,127	-1.5%
Noninterest-bearing deposits	95,278	80,913	17.8%
Total deposits	528,717	521,040	1.5%

Short-term borrowings	15,636	12,978	20.5%
Long-term borrowings, Federal Home Loan Bank (FHLB)	71,778	86,778	-17.3%
Accrued interest payable	694	990	-29.9%
Other liabilities	7,514	5,997	25.3%
TOTAL LIABILITIES	624,339	627,783	-0.5%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,016,233 and 4,013,663 shares issued	33,468	33,447	0.1%
Additional paid-in capital	18,078	18,020	0.3%
Retained earnings	32,180	27,901	15.3%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(6,005)	(3,212)	-87.0%
Defined benefit plan	(2,413)	(1,920)	-25.7%
Less: Treasury stock at cost, 180,596 and 179,028 shares	(6,310)	(6,264)	-0.7%
TOTAL SHAREHOLDERS’ EQUITY	68,998	67,972	1.5%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$693,337	$695,755	-0.3%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended
	March 31,
(In Thousands, Except Per Share Data)	2011	2010	% Change

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,288	$6,330	-0.7%
Investment securities:
Taxable	1,375	1,349	1.9%
Tax-exempt	1,267	1,258	0.7%
Dividend and other interest income	52	52	0.0%
TOTAL INTEREST AND DIVIDEND INCOME	8,982	8,989	-0.1%

INTEREST EXPENSE:
Deposits	1,194	1,710	-30.2%
Short-term borrowings	57	64	-10.9%
Long-term borrowings, FHLB	734	917	-20.0%
TOTAL INTEREST EXPENSE	1,985	2,691	-26.2%

NET INTEREST INCOME	6,997	6,298	11.1%

PROVISION FOR LOAN LOSSES	600	300	100.0%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	6,397	5,998	6.7%

NON-INTEREST INCOME:
Deposit service charges	503	510	-1.4%
Securities gains (losses), net	125	(3)	4266.7%
Bank-owned life insurance	174	171	1.8%
Gain on sale of loans	249	182	36.8%
Insurance commissions	209	264	-20.8%
Other	685	572	19.8%
TOTAL NON-INTEREST INCOME	1,945	1,696	14.7%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,632	2,737	-3.8%
Occupancy, net	348	331	5.1%
Furniture and equipment	308	304	1.3%
Pennsylvania shares tax	172	169	1.8%
Amortization of investments in limited partnerships	166	142	16.9%
Other	1,362	1,303	4.5%
TOTAL NON-INTEREST EXPENSE	4,988	4,986	0.0%

INCOME BEFORE INCOME TAX PROVISION	3,354	2,708	23.9%
INCOME TAX PROVISION	501	260	92.7%
NET INCOME	$2,853	$2,448	16.5%

EARNINGS PER SHARE - BASIC	$0.74	$0.64	15.6%

EARNINGS PER SHARE - DILUTED	$0.74	$0.64	15.6%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,835,295	3,834,296	0.0%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,835,295	3,834,448	0.0%

DIVIDENDS PER SHARE	$0.46	$0.46	0.0%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	March 31, 2011			March 31, 2010
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$20,377	$308	6.13%	$17,346	$292	6.83%
All other loans	399,599	6,085	6.18%	394,957	6,137	6.30%
Total loans	419,976	6,393	6.17%	412,303	6,429	6.32%

Taxable securities	114,740	1,427	4.97%	106,645	1,400	5.25%
Tax-exempt securities	103,108	1,920	7.45%	107,013	1,906	7.12%
Total securities	217,848	3,347	6.15%	213,658	3,306	6.19%

Interest bearing deposits	2,002	—	0.00%	7,569	1	0.05%

Total interest-earning assets	639,826	9,740	6.14%	633,530	9,736	6.20%

Other assets	53,883			55,410

TOTAL ASSETS	$693,709			$688,940

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$66,510	35	0.21%	$62,282	53	0.35%
Super Now deposits	69,177	83	0.49%	63,046	109	0.70%
Money market deposits	109,196	265	0.98%	87,186	287	1.34%
Time deposits	188,561	811	1.74%	220,214	1,261	2.32%
Total interest-bearing deposits	433,444	1,194	1.12%	432,728	1,710	1.60%

Short-term borrowings	19,207	57	1.20%	14,745	64	1.76%
Long-term borrowings, FHLB	71,778	734	4.09%	86,778	917	4.23%
Total borrowings	90,985	791	3.48%	101,523	981	3.87%

Total interest-bearing liabilities	524,429	1,985	1.53%	534,251	2,691	2.03%

Demand deposits	91,473			78,039
Other liabilities	9,155			8,245
Shareholders’ equity	68,652			68,405

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$693,709			$688,940
Interest rate spread			4.61%			4.17%
Net interest income/margin		$7,755	4.89%		$7,045	4.49%

	For the Three Months Ended
	March 31,
	2011	2010

Total interest income	$8,982	$8,989
Total interest expense	1,985	2,691

Net interest income	6,997	6,298
Tax equivalent adjustment	758	747

Net interest income (fully taxable equivalent)	$7,755	$7,045

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Operating Data

Net income	$2,853	$2,861	$2,848	$2,772	$2,448
Net interest income	6,997	6,848	6,758	6,590	6,298
Provision for loan losses	600	750	700	400	300
Net security gains (losses)	125	11	109	56	(3)
Non-interest income, ex. net security gains (losses)	1,820	1,874	1,761	1,952	1,699
Non-interest expense	4,988	4,812	4,704	4,990	4,986

Performance Statistics

Net interest margin	4.89%	4.66%	4.56%	4.56%	4.49%
Annualized return on average assets	1.65%	1.63%	1.60%	1.58%	1.42%
Annualized return on average equity	16.62%	15.56%	15.51%	15.76%	14.31%
Annualized net loan charge-offs to avg loans	0.00%	0.18%	0.26%	0.21%	0.09%
Net (recoveries) charge-offs	(5)	193	268	217	93
Efficiency ratio	56.6%	55.2%	55.2%	58.4%	62.4%

Per Share Data

Basic earnings per share	$0.74	$0.75	$0.74	$0.72	$0.64
Diluted earnings per share	0.74	0.75	0.74	0.72	0.64
Dividend declared per share	0.46	0.46	0.46	0.46	0.46
Book value	17.99	17.37	19.64	18.42	17.73
Common stock price:
High	40.08	41.26	33.15	34.50	34.03
Low	35.46	31.97	29.41	26.76	30.04
Close	38.93	39.80	33.05	30.42	33.55
Weighted average common shares:
Basic	3,835	3,835	3,834	3,834	3,834
Fully Diluted	3,835	3,835	3,834	3,834	3,834
End-of-period common shares:
Issued	4,016	4,016	4,015	4,014	4,014
Treasury	181	181	181	181	179

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010

Financial Condition Data:
General
Total assets	$693,337	$691,688	$713,496	$710,291	$695,755
Loans, net	405,453	409,522	407,394	406,913	405,055
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	528,717	517,508	534,170	529,981	521,040
Noninterest-bearing	95,278	89,347	92,128	87,979	80,913

Savings	69,095	64,258	66,763	66,789	64,255
NOW	70,763	67,505	66,957	65,802	64,362
Money Market	108,104	107,123	105,147	101,301	94,725
Time Deposits	185,477	189,275	203,175	208,110	216,785
Total interest-bearing deposits	433,439	428,161	442,042	442,002	440,127

Core deposits*	343,240	328,233	330,995	321,871	304,255
Shareholders’ equity	68,998	66,620	75,323	70,603	67,972

Asset Quality

Non-performing assets	$12,900	$6,215	$6,918	$6,646	$3,863
Non-performing assets to total assets	1.86%	0.90%	0.97%	0.94%	0.56%
Allowance for loan losses	6,640	6,035	5,479	5,047	4,864
Allowance for loan losses to total loans	1.61%	1.45%	1.33%	1.23%	1.19%
Allowance for loan losses to non-performing loans	51.47%	97.10%	79.20%	75.94%	125.91%
Non-performing loans to total loans	3.13%	1.50%	1.68%	1.61%	0.94%

Capitalization

Shareholders’ equity to total assets	9.95%	9.63%	10.56%	9.94%	9.77%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and non-GAAP Financial Measures

	Three Months Ended
	March 31,
(Dollars in Thousands, Except Per Share Data)	2011	2010
GAAP net income	$2,853	$2,448
Less: securities gains (losses), net of tax	83	(2)
Non-GAAP operating earnings	$2,770	$2,450

	Three Months Ended
	March 31,
	2011	2010
Return on average assets (ROA)	1.65%	1.42%
Less: securities gains (losses), net of tax	0.05%	0.01%
Non-GAAP operating ROA	1.60%	1.41%

	Three Months Ended
	March 31,
	2011	2010
Return on average equity (ROE)	16.62%	14.31%
Less: securities gains (losses), net of tax	0.48%	-0.02%
Non-GAAP operating ROE	16.14%	14.33%

	Three Months Ended
	March 31,
	2011	2010
Basic earnings per share (EPS)	$0.74	$0.64
Less: securities gains (losses), net of tax	0.02	0.00
Non-GAAP basic operating EPS	$0.72	$0.64

	Three Months Ended
	March 31,
	2011	2010
Dilutive EPS	$0.74	$0.64
Less: securities gains (losses), net of tax	0.02	0.00
Non-GAAP dilutive operating EPS	$0.72	$0.64